EXHIBIT 10.1


                             SUBSCRIPTION AGREEMENT


         This SUBSCRIPTION AGREEMENT is made and entered into as of this 14th day of December 2004, by and between OmniCorder Technologies, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the undersigned subscriber (the "Subscriber").

         WHEREAS, the Company desires to provide financing for itself by issuing a maximum of 3,000,000 shares of Series A Convertible Preferred Stock, par value
$.01 per share (the "Preferred Shares"), in a private placement (this
"Offering") conducted in accordance with Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), each Preferred Share convertible initially into one share of the Company's Common Stock, par value
$.001 per share (the "Common Stock"), and having the rights and preferences described in the Certificate of Designation, Preferences and Rights of the Preferred Shares attached hereto as Exhibit 1 (the "Certificate of
Designation");

         WHEREAS, the Subscriber desires to subscribe to purchase the number of Preferred Shares set forth on the signature page hereof; and

         WHEREAS, as additional consideration for the Subscriber's subscription for Preferred Shares hereunder (assuming the same is accepted by the Company), the Company will issue to the Subscriber, for no additional consideration, a Warrant in the form of Exhibit 2 attached hereto (the "Warrant") to purchase a number of shares of Common Stock equal to 30% of the Preferred Shares subscribed hereunder;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR PREFERRED SHARES AND REPRESENTATIONS BY AND COVENANTS OF
SUBSCRIBER.

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Preferred Shares as is set forth upon the signature page hereof at a price equal to $1.00 per Preferred Share (the "Subscription Price"), and the Company agrees to sell such Preferred Shares to the Subscriber at said
Subscription Price. The Subscription Price is payable contemporaneously with the execution and delivery of this Agreement by check made payable to the order of "OmniCorder Technologies, Inc.," or by wire transfer of immediately available funds (without deduction or setoff for any taxes or transaction expenses) to:

          Bank:            North Fork Bank
                           1745 Broadway, New York, NY 10019
          ABA #:           021407912
          Account #:       9614012806
          Credit Account:  Greenberg Traurig, LLP, as Agent for OmniCorder
                           Technologies, Inc.
          Reference:       64897.0100
          FBO:             Insert Name of Subscriber
          Attn:            _____________________________

Assuming the Subscriber's subscription hereunder is accepted by the Company, the Preferred Shares and the associated Warrant will be delivered by the Company to the Subscriber as provided in Article III hereof.

         1.2 This Agreement, and the Subscriber's subscription for Preferred
Shares hereunder, is subject to acceptance by the Company. The Company reserves the right to accept or reject the Subscriber's subscription for any reason in its sole discretion. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be bound by this Agreement, and the Subscriber shall have no right to receive the securities subscribed hereunder, until such time as the Company executes and delivers to the Subscriber a counterpart signature page to this Agreement.

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         1.3 The Subscriber recognizes that its subscription for and purchase of
Preferred Shares involves a high degree of risk in that: (a) the Company has incurred substantial losses and it will require substantial additional financing to continue its operations even if it is able to secure subscriptions for the maximum Offering amount; (b) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Preferred Shares; (c) it may not be
able to liquidate its investment; (d) transferability of the Preferred Shares is extremely limited; (e) the Company will in all likelihood be unable to pay cash dividends on the Preferred Stock; and (f) the Company is subject to a variety of other risk factors, including those described in its Registration Statement on
Form SB-2, as filed with the U.S. Securities and Exchange Commission (the
"SEC"), effective on September 17, 2004. The Subscriber acknowledges that the
Company has and continues to incur substantial costs and expenses in maintaining its business operations. The Subscriber recognizes that the Company's failure to raise additional financing subsequent to this Offering may prevent it from implementing its business strategy and continuing effectively as a going concern.

         1.4 The Subscriber acknowledges that it has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and that it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which it had requested.

         1.5 The Subscriber acknowledges that this Offering may involve adverse tax consequences (including, but not limited to, the possible need to recognize dividend income relating to the Preferred Shares) and that the Company has not provided it with tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Preferred Shares.

         1.6 The Subscriber hereby represents, warrants and covenants to the Company that as of the date hereof and as of the closing date of the Subscriber's subscription for Purchased Shares hereunder (the "Closing Date"):

              (a) The Subscriber is an "accredited investor," as such term in defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by its responses to the Investor Questionnaire attached hereto as Annex I (the "Investor Questionnaire"), and that it is able to bear the economic risk of an investment in the Preferred Shares. The information furnished in the Investor Questionnaire is accurate and complete in all respects. The Subscriber acknowledges that the Company is relying on this representation and warranty and the representations and warranties set forth in Sections 1.6(b) through 1.6(e), to ensure compliance with the federal securities laws.

              (b) The Subscriber did not learn of the Offering directly or indirectly, through any general solicitation or advertising, including, but not limited to, learning of the Company or the Offering as a result of viewing any press releases or similar types of publicly-available information which directly or indirectly resulted in the Subscriber subscribing for Preferred Shares in the Offering.

              (c) The Subscriber has significant prior investment experience, including investment in non-listed and non-registered securities and it recognizes the highly speculative nature of an investment in the Preferred
Shares.

              (d) If the Subscriber is a corporation, partnership, limited liability company, trust or other entity: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to subscribe for, purchase and hold the Preferred Shares; (iii) this Agreement has been duly and validly authorized, executed and delivered by it and constitutes its legal, binding and enforceable obligation; and (iv) its entry into this Agreement and its subscription for and holding of the Purchased Shares subscribed hereunder will not result in a violation of, or constitute a default under, its organizational documents, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to

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which it is a party or by which it or any of its properties may be bound or any material order, law, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

              (e) The Preferred Shares subscribed for hereunder are being subscribed for and purchased for its own account, for investment and not for distribution or resale to others. The Subscriber agrees that it will not sell or otherwise transfer the Preferred Shares or any Conversion Shares (as defined in Section 1.8) unless they are registered under the Securities Act or unless an exemption from such registration is available.

              (f) The Subscriber is relying solely on the information contained in this Agreement, including the Certificate of Designation and the Warrant
(together, the "Subscription Documents") and the Company's filings with the SEC pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and information obtained through its own due diligence, in making its decision to acquire the Preferred Shares. Except as set forth in the Subscription Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company.

              (g) If the Subscriber is not a United States person, it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Preferred Shares or any use of this Agreement, including: (i) the legal requirements within its jurisdiction for the subscription for and purchase of the Preferred Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the subscription for, and the purchase, holding, sale or transfer of, the Preferred Shares. The Subscriber's subscription and payment for, and its continued beneficial ownership of the Preferred Shares, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

              (h) The address and other contact information furnished by the Subscriber on the signature page of this Agreement is its principal residence if such it is an individual or its principal business address if it is a corporation, partnership, limited liability company, trust or other entity.

         1.7 The Subscriber acknowledges that this Offering has not been reviewed by the SEC nor has the SEC or any state securities commission passed upon the accuracy or adequacy of the Subscription Documents.

         1.8 The Subscriber understands that trading of the Common Stock on the OTC Bulletin Board is limited and sporadic. The Subscriber understands that as a public market develops for the Company's securities, Rule 144 promulgated under the Securities Act ("Rule 144") requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Exchange Act, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The
Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities acquired hereunder under the Securities
Act, with the exception of certain limited registration rights relating to the shares issuable upon conversion of the Preferred Shares and exercise of the Warrants (the "Conversion Shares") set forth in Article IV hereof. The
Subscriber consents that the Company may, if it desires, permit the transfer of the Preferred Shares or the Conversion Shares out of its name only when its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws
(collectively, the "Securities Laws"). The Subscriber agrees to hold the Company, its directors and officers, and each person, if any, who controls it within the meaning of the Securities Act (collectively, the "Controlling
Persons"), and their respective heirs, representatives, successors and assigns harmless and to indemnify them against any and all loss, damage, liability, cost and expense, including, without limitation, reasonable legal fees and costs of investigation (collectively, "Damages"), incurred by them as a result of any misrepresentation made by the Subscriber contained herein or in the Investor
Questionnaire or any sale or distribution by the Subscriber in violation of any Securities Laws.

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

         1.9 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Preferred Shares and the Conversion
Shares stating that they have not been registered under the Securities Act and setting forth or referring to the applicable restrictions on transferability and sale thereof.

         1.10 The Subscriber acknowledges that at such time as the Conversion
Shares are registered, sales of such securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

II. REPRESENTATIONS BY THE COMPANY.

         2.1 The Company hereby represents, warrants and covenants to the Subscriber that as of the date hereof and as of the Closing Date:

              (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

              (b) The execution, delivery and performance of this Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Preferred Shares and the securities contained therein will have been duly taken and approved.

              (c) The execution and delivery of this Agreement, the issuance of the Preferred Shares, the incurrence of the obligations incurred by it herein and in the other Subscription Documents and the consummation of the transactions herein contemplated will not result in a violation of, or constitute a default under, the Company's certificate of incorporation or by-laws, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, law, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign, except where such violation or default would not have a material adverse effect on the Company's business or financial condition.

              (d) The Preferred Shares and Warrants have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

              (e) The Company will at all times have authorized and reserved a sufficient number of Conversion Shares to provide for conversion of the Preferred Shares and the exercise of the Warrant.

              (f) As of their respective dates, the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, as amended by Amendment No. 1 thereto on Form 10-KSB/A, and the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004
(collectively, the "Company SEC Documents"): (a) complied as to form in all material respects with the applicable requirements of the Exchange Act and the respective rules and regulations adopted under such statute; and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

              (g) The balance sheets, and statements of income, changes in cash flows and stockholders' equity contained in the Company SEC Documents fairly present the financial condition and results of operations of the Company as of their respective dates and for the periods presented, and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods (and, in the case of unaudited financial information, on a basis consistent with year-end audits). The financial statements included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 are as audited

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by, and include the related opinions of, Marcum & Kliegman LLP, the Company's independent certified public accountants. The financial information included in the Company's Quarterly Report on Form 10-QSB for the quarter ended September
30, 2004 is unaudited, but reflects all adjustments (including normally recurring accounts) which the Company considers necessary for a fair presentation of such information.

              (h) Subsequent to its filing of its Quarterly Report on Form
10-QSB for the quarter ended September 30, 2004, the Company filed a Current
Report on Form 8-K on November 23, 2004. The Company has not filed, and nothing has occurred with respect to which the Company would be required to file, any Current Report on Form 8-K since November 23, 2004. Prior to and until the
Closing, the Company will provide to the Subscriber copies of any and all reports filed by the Company with the SEC after September 3, 2004.

III. TERMS OF SUBSCRIPTION.

         3.1 The subscription period will begin as of December 6, 2004 and will terminate at 4:59 p.m., Eastern time, on February 28, 2005, unless extended by the Company for up to an additional 90 days in its sole discretion (the
"Termination Date"). Such extension may be effected without notice to the Subscribers. The Preferred Shares will be offered on a "best efforts" basis.

         3.2 Pending the sale of the Preferred Shares, all funds paid by the Subscriber pursuant to Section 1.1 shall be deposited by the Company in a segregated account or sub-account. The Subscriber shall have no right to any interest earned in respect of its subscription funds irrespective of whether such subscription is accepted or rejected by the Company. All subscription funds with respect to subscriptions for Preferred Shares accepted by the Company shall be paid over to the Company within five business days after the Closing Date.
Placements of additional Preferred Shares may continue until the Termination
Date, with subsequent releases of funds to be at the consent of the Company.

         3.3 Assuming the Subscriber's subscription for Preferred Shares hereunder is accepted by the Company, as additional consideration for such subscription, the Company shall issue to the Subscriber, for no additional consideration, a Warrant in the form of Exhibit B attached hereto to purchase such number of shares of Common Stock as equals the product of: (a) the number of Preferred Shares subscribed hereunder; and (b) 30%. The Subscriber hereby authorizes and directs the Company to deliver certificates representing the securities to be issued to it pursuant to this Agreement either to the residential or business address indicated by it on the signature page hereof.

         3.4 If the Company rejects the Subscriber's subscription for Preferred
Shares hereunder, the subscription funds paid by the Subscriber pursuant to
Section 1.1 shall be returned to the Subscriber within ten business days after the Closing Date. The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which such funds were drawn.

IV. REGISTRATION RIGHTS.

         4.1 Required Registration Under the Securities Act.

              (a) The Company shall, for the benefit of the Holders (as defined below), at the Company's cost, file with the SEC on or prior to six months after the final closing of the Offering (the "Final Closing"), a Shelf Registration
Statement (as defined below) providing for the sale by the Holders of all the Registrable Securities (as defined below), and shall use its best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable and, in any event, within 9 months after the Final Closing. The
Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective for a period of 18 months after the date of effectiveness
(the "Effectiveness Period"). The Company further agrees, if necessary or appropriate, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for such registrations, and the Company agrees to furnish to the holders of Registrable
Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC. As used in this Agreement: (i) "Registrable
Securities" shall mean (A) the Conversion

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Shares and (B) any securities issued in exchange for or substitution of any thereof or as a result of a stock split or combination or as a dividend or other distribution in respect thereof; (ii) "Holders" shall mean the holders of all Registrable Securities; and (iii) "Shelf Registration Statement" shall mean a
"shelf" registration statement which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  (b) Effective Registration Statement. A Shelf Registration
Statement pursuant to Section 4.1(a) above will not be deemed to have become effective unless it has been declared effective by the SEC; provided that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The Company will be deemed not to have used its reasonable efforts to cause the Shelf Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being effective or in the holders of Registrable
Securities covered thereby not being able to offer and sell such Registrable
Securities during that period.

          4.2      Expenses.

              (a) With respect to the registration required pursuant to Section
4.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that the Holders shall bear their pro rata share of the underwriting discount and commissions and transfer taxes and the cost of their own counsel.

              (b) The fees, costs and expenses of registration to be borne by the Company as provided in Section 4.2(a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

          4.3      Indemnification.

              (a) The Company will indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 4.1 hereof and its Controlling Persons from and against, and will reimburse such Holder and each such Controlling Person with respect to, all Damages to which such Holder or Controlling Person may become subject under the Act or otherwise, insofar as such Damages are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder or such Controlling Person in writing specifically for use in the preparation thereof.

              (b) Each Holder of Registrable Securities included in a registration pursuant to the provisions of Section 4.1 hereof will indemnify and hold harmless the Company, its Controlling Persons and any underwriter from and against, and will reimburse the Company, its Controlling Persons and any underwriter with respect to, any and all Damages to which the Company its Controlling Persons and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such Damages are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission

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to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder or its Controlling
Persons specifically for use in the preparation thereof.

              (c) Promptly after receipt by an indemnified party pursuant to the provisions of Sections 4.3(a) or 4.3(b) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Sections 4.3(a) or 4.3(b), promptly notify the indemnifying party of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party shall have actually been prejudiced by such failure to notify. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Sections 4.3(a) or 4.3(b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless: (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence; (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

V. MISCELLANEOUS.

         5.1 The Subscriber hereby agrees that it shall keep the fact of this Offering and the terms of this Agreement in the strictest confidentiality and, except to the extent required by applicable law, shall not disclose the same to any person other than its Controlling Persons, employees and advisors who need to know such information for purposes of evaluating and/or monitoring an investment in the Company. The Company hereby agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law; provided that the Company may use information relating to the Subscriber in any registration statement under the Act with respect to the Preferred Shares.

         5.2 Any notice or other communication given hereunder shall be deemed sufficient if in writing and delivered by hand or by recognized express delivery service, or sent by facsimile, in each case, addressed to the Company at its principal executive offices located at 12-8 Technology Drive, East Setauket, NY
11733, facsimile: 631-689-1109, Attention: Mr. Mark A Fauci, President and Chief
Executive Officer, and to the Subscriber in accordance with the contact information provided by it on signature page of this Agreement. Notices shall be deemed to have been given on the date received (or, if such date is not a business day, on the next subsequent business day) or, in the case of notices by facsimile, on the date transmitted (or, if such date is not a business day, on the next subsequent business day), with receipt confirmed by the sender's transmitting device.

         5.3 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         5.4 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

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         5.5 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.

         5.6 Except as expressly provided to the contrary herein, the Subscriber will bear its own costs and expenses in connection with its entry into this Agreement and the transactions contemplated hereby (including, but not limited to, due diligence expenses, attorneys' fees and/or accountants' fees). The
Subscriber acknowledges that: (a) the Company will pay ThinkEquity Partners and or its affiliates a success fee payable in cash and equity with respect to investors (other than existing Company shareholders) that it sources in connection with this Offering; and (b) a portion of the proceeds of this Offering will be used to fund any such cash success fees.

         5.7 This Agreement, and the rights of the parties hereunder, shall be governed by the procedural and substantive laws of the State of New York, without regard to the conflict of law rules thereof. Each of the Subscriber and the Company hereby: (a) agrees to submit to the exclusive personal jurisdiction of the United States District Court for the Southern District of New York (and all appropriate appellate courts), or, if jurisdiction in such court is lacking, any court of the State of New York of competent jurisdiction sitting in New York
County (and all appropriate appellate courts), in connection with any action or dispute hereunder; and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any proceeding brought in any such court or that any such court is an inconvenient forum.

         5.8 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

         5.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         5.10 This Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which shall be deemed to constitute one and the same instrument. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the subscription for and purchase of Preferred Shares as herein provided.

                  [Remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, the undersigned Subscriber has executed this
Agreement as of the day and year first written above.



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
Name of Subscriber  [please print]                             Number of Preferred Shares Subscribed

                                                             $
                                                              ---------------------------------------------------
-------------------------------------------------             Aggregate Subscription Price**
Signature of Subscriber or Authorized Signatory*
                                                             **    Must equal the  product  of: (a) the number of
-------------------------------------------------                  Preferred  Shares  subscribed,   as  indicated
Name of Authorized Signatory*                                      above;  and (b)  the  Subscription  Price,  as
                                                                   provided in Section 1.1

-------------------------------------------------
Title of Authorized Signatory*

*    Subscribers that are entities please arrange             ---------------------------------------------------
     for signature by an authorized signatory and             Name of Co- Subscriber  [please print]
     provide the name and title of such
     authorized signatory where indicated.
                                                              ---------------------------------------------------
                                                              Signature of Co- Subscriber

Address of Subscriber:                                        Address of Co- Subscriber:
                     ----------------------------                                       -------------------------


-------------------------------------------------             ---------------------------------------------------

-------------------------------------------------             ---------------------------------------------------

-------------------------------------------------             ---------------------------------------------------

Facsimile No.:                                                Facsimile No.:
              -----------------------------------                           -------------------------------------

Social Security or Taxpayer                                   Social Security or Taxpayer
  Identification Number of Subscriber:                         Identification Number of Co-Subscriber:

-------------------------------------------------             ---------------------------------------------------


The subscription of the Subscriber identified above for the number of Preferred Shares indicated above is hereby accepted as of the date set forth below:

OMNICORDER TECHNOLOGIES, INC.


By:
   ----------------------------------------------
      Name:
           --------------------------------------
      Title:
           --------------------------------------
Date:
    ---------------------------------------------

                    Signature Page to Subscription Agreement

                                                                        Annex I

                             INVESTOR QUESTIONNAIRE

Instructions:  Check all boxes below which correctly describe you:

|_| You are: (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"); (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity; (iii) a broker or dealer registered pursuant to
     Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (iv) an insurance company as defined in Section 2(13) of the Securities Act; (v) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act; (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended; (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000; or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and: (1) the decision that you shall subscribe for and purchase shares of Series E Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares") is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser; (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase Preferred Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act ("Regulation D"); or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase Preferred Shares is made solely by persons or entities that are accredited investors.

|_| You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

|_| You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in Preferred Shares and with total assets in excess of $5,000,000.

|_|  You are a director or executive officer of OmniCorder Technologies, Inc.

|_| You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of Preferred Shares.

|_| You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

|_| You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Preferred Shares, whose subscribe for and purchase of Preferred Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

|_| You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

         The undersigned hereby represents and warrants to the Company that all of its answers to this Investor Questionnaire are true and correct as of the date of its execution of the Subscription Agreement for Series A Convertible Preferred Stock, par value $.01 per share, of OmniCorder Technologies, Inc.



-----------------------------------------------              ---------------------------------------------
Name of Subscriber  [please print]                           Name of Co- Subscriber  [please print]



-----------------------------------------------              ---------------------------------------------
Signature of Subscriber or Authorized Signatory*             Signature of Co- Subscriber


-----------------------------------------------
Name Authorized Signatory*


-----------------------------------------------
Title Authorized Signatory*

* Subscribers that are entities please arrange for signature by an authorized signatory and provide the name and title of such authorized signatory where indicated.

                                   I-2